Statement of Additional Information (SAI) Supplement

American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2011)
American Century Capital Portfolios, Inc. (SAI dated October 31, 2011)
American Century Growth Funds, Inc. (SAI dated December 1, 2011)
American Century Mutual Funds, Inc. (SAI dated March 1, 2012)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2011)

Supplement dated March 15, 2012

The following entry replaces Stephen E. Yates in the Independent Directors table in the Management section of the SAI.

Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technology (2001 to 2010)

The following entry is added as the first entry in the Interested Director table in the Management section of the SAI.

Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Chief Operating Officer and Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007). Also serves as Manager, ACS and Director, ACC and certain ACC subsidiaries	66	None

The following entry is added after the entry for Charles A. Etherington in the Officers table in the Management section of the SAI.

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)

The following entry replaces Robert J. Leach in the Officers table in the Management section of the SAI.

Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)

The following entry is added after the entry for Thomas A. Brown under Qualifications of Directors.

Barry Fink: BA in English and History, Binghamton University; Juris Doctorate, University of Michigan; formerly held leadership roles during a 20-year career with Morgan Stanley Investment Management; formerly asset management and securities law attorney at Seward & Kissel; serves on the Executive Committee of the Board of Directors of ICI Mutual

American Century Asset Allocation Portfolios, Inc. only:

The following replaces footnote 2 in the Board Compensation table on page 29 of the SAI.

2
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $55,138; Dr. Hall, $50,500; Ms. Lewis, $44,228; Mr. Olson, $141,443; Mr. Pratt, $25,341; Mr. Whitten, $139,943; and Mr. Yates, $33,238.

American Century Capital Portfolios, Inc. only:

The following replaces footnote 2 in the Board Compensation table on page 28 of the SAI.

2
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $40,490; Dr. Hall, $52,500; Mr. Olson, $141,917; Mr. Pratt, $25,112; Mr. Sayers, $32,568; and Mr. Whitten, $134,417.

American Century Growth Funds, Inc. only:

The following replaces footnote 2 in the Board Compensation table on page 25 of the SAI.

2
Includes compensation paid by the investment companies of the American Century Investments family of funds served by this board at the end of the fiscal year. The total amount of deferred compensation included in the table is as follows: Mr. Brown, $55,138; Dr. Hall, $50,500; Ms. Lewis, $44,228; Mr. Olson, $141,443; Mr. Pratt, $25,341; Mr. Whitten, $139,943; and Mr. Yates, $33,238.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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